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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2005
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                           PRISM SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-21713                      95-2621719
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(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)               File Number)             Identification No.)


                    15500-C Rockfield Blvd., Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 949-855-3100
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                                 Not applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

In the quarter ended March 31, 2005, the Company borrowed an aggregate of $275,000 under a Consolidated Promissory Note with the Conrad von Bibra Revocable Trust. Such debt is due March 1, 2007, bears simple interest at the rate of 5% per annum beginning April 1, 2005, and is secured by the Company's assets.

No commissions were paid in connection with the above transactions. Conrad von Bibra is an affiliate of the Company by virtue of having beneficial ownership of more than 5% of the outstanding Common Stock of the Company, and being a director and an officer of the Company.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         10.1 Consolidated Promissory Note dated March 31,2005 by and between the Conrad von Bibra Revocable Trust and the Company


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRISM SOFTWARE CORPORATION

Dated:  May 11, 2005                    By:  /s/ David Ayres
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                                             David Ayres, Director and President
                                             (Principal Executive Officer)